UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2023

IAC INC.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 2, 2023, Christopher Halpin has been appointed to the newly created role of Chief Operating Officer and will continue in his role as Chief Financial Officer of IAC Inc. (“IAC” or the “Registrant”). Biographical information for Mr. Halpin is set forth under the caption “Information Concerning IAC Executive Officers Who Are Not Directors” in the definitive proxy statement filed by the Registrant with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2022 and is incorporated by reference herein.

In addition, effective March 1, 2023 (the “Effective Date”), Mark Stein, Chief Strategy Officer of IAC, will step down from his current role to become Senior Advisor to IAC, in which capacity he will primarily oversee the Registrant’s Ask Media Group business and a number of IAC’s minority investments.

In connection with this transition, the employment agreement between the Registrant and Mr. Stein, dated as of June 28, 2018 (the “Employment Agreement”), will be amended to reflect Mr. Stein’s Senior Advisor title and a new term (from March 1, 2023 through March 1, 2024 (the “New Term”)). In addition, the amended agreement will provide for the continued vesting of Mr. Stein’s IAC equity awards through the end of the New Term and continued salary payments (at his current base salary rate ($550,000)) through the end of the New Term upon a termination of employment without cause or resignation for good reason. The other terms and conditions of the Employment Agreement (which was filed as Exhibit 10.20 to the Registrant’s annual report on Form 10-K for the fiscal year ended December 31, 2021) remain unchanged.

Upon the Effective Date, Mr. Stein will cease to be an executive officer of IAC (as defined under the rules and regulations promulgated by the SEC).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President & Chief Legal Officer

Date: February 2, 2023

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